                       SECURITIES ACT FILE NO. 33-20333
                   INVESTMENT COMPANY ACT FILE NO. 811-5480

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A
                                                                       ---
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               |___|
                                                                       ---
    Pre-Effective Amendment No. ______                                |___|
                                                                       ---
    Post-Effective Amendment No.   16                                 | X |
                                 ------                                ---

                                     and                               ___

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |___|
                                                                       ---
      Amendment No.   16                                              | X |
                    ------                                             ---

                       (Check Appropriate Box or Boxes)

                         CIGNA VARIABLE PRODUCTS GROUP
              (Exact Name of Registrant as Specified in Charter)

          950 Winter Street, Suite 1200, Waltham, Massachusetts 02154
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (860) 726-3700

             Alfred A. Bingham III, 950 Winter Street, Suite 1200
                         Waltham, Massachusetts 02154
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  Continuous
                                               ----------

                           -------------------------

It is proposed that this filing will become effective (check appropriate box):
 ---
|___| Immediately upon filing pursuant to paragraph (b)
 ---
| X | On April 30, 1998 pursuant to paragraph (b)
 ---
 ---
|___| 60 days after filing pursuant to paragraph (a)(1)
 ---
|___| On (date) pursuant to paragraph (a)(1)
 ---
|___| 75 days after filing pursuant to paragraph (a)(2)
 ---
|___| On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
 ---
|___| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest

                             CROSS-REFERENCE SHEET


Showing the location in the Prospectus (Part A) and the Statement of Additional Information (Part B) of the information required to be included in response to the items of Form N-1A:

                                    PART A

ITEM NUMBER                             PROSPECTUS CAPTION
-----------                             ------------------

1.  Cover Page                          Cover Page

2.  Synopsis                            Expense Table; Portfolio Transaction
                                        Fees

3.  Condensed Financial Information     Financial Highlights

4.  General Description of              About the Funds; Investment Programs;
    Registrant                          Certain Investment Strategies and
                                        Policies; Investment Restrictions;
                                        Appendix--Description of Money Market
                                        Instruments

5.  Management of the Fund              Management of the Funds; The Trust,
                                        its Shares and Board of Trustees;
                                        Expense Table

5A. Management's Discussion of Fund     Performance
    Performance

6.  Capital Stock and Other             Distribution of Dividends and Capital
    Securities                          Gains; Tax Matters; The Trust, its
                                        Shares and Board of Trustees

7.  Purchase of Securities Being        Cover Page; Eligible Purchasers;
    Offered                             Pricing of Shares; Purchase and
                                        Redemption of Shares of the Funds;
                                        Computation of Net Asset Value

8.  Redemption or Repurchase            Purchase and Redemption of Shares of
                                        the Funds

9.  Pending Legal Proceedings           Not Applicable

                                    PART B

ITEM NUMBER                             STATEMENT OF ADDITIONAL INFORMATION
-----------                             -----------------------------------

10.  Cover Page                         Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     General Information About the Funds

13. Investment Objectives and           Investment Objectives and Policies;
    Policies                            Futures Contracts; Options on Futures
                                        Contracts; Risks as to Futures
                                        Contracts and Related Options;
                                        Investment Restrictions; Portfolio
                                        Turnover and Brokerage Allocation;
                                        Ratings of Securities

14. Management of the Fund              Management of the Funds

15. Control Persons and Principal       Control Persons and Principal Holders
    Holders of Securities               of Securities; Portfolio Turnover and
                                        Brokerage Allocation

16. Investment Advisory and Other       Investment Advisory and Other Services
    Services

17. Brokerage Allocation and Other      Portfolio Turnover and Brokerage
    Practices                           Allocation; Activities of Affiliated
                                        Companies

18. Capital Stock and Other             General Information About the Funds
    Securities

19. Purchase, Redemption and Pricing    Purchase, Redemption and Pricing of
    of Securities Being Offered         Securities; Portfolio Turnover and
                                        Brokerage Allocation; Limitation on
                                        Transfers

20. Tax Status                          Tax Matters

21. Underwriters                        Not Applicable

22. Calculation of Performance Data     Performance Information

23. Financial Statements                Financial Statements


                                    PART C

The information required to be included in response to the items in Part C of Form N-1A is set forth under the appropriate item, so numbered, in Part C to this amendment to Registrant's Registration Statement.

                         CIGNA VARIABLE PRODUCTS GROUP


                                  PROSPECTUS


                                  MAY 1, 1998

                         CIGNA VARIABLE PRODUCTS GROUP

                                  PROSPECTUS

                                 MAY 1, 1998

                               MONEY MARKET FUND
                              S&P 500 INDEX FUND

This prospectus contains information about the two mutual funds listed above (the "Funds") which are separate portfolios of CIGNA Variable Products Group (the "Trust"), a Massachusetts business trust. Each Fund has distinct investment objectives and policies.

The investment objective of the Money Market Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The investment objective of the S&P 500 Index Fund is to provide long-term growth of capital by investing principally in common stocks.

Shares of the Funds are available and are being marketed exclusively as pooled funding vehicles for life insurance companies writing variable annuity contracts and variable life insurance contracts ("Variable Contracts") and for qualified retirement and pension plans ("Qualified Plans").

This prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Additional information about the Funds, contained in a Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154. The Funds' telephone number is
(860) 726-3700. The Statement of Additional Information is incorporated by reference into this prospectus. The Statement of Additional Information is not a prospectus.

--------------------------------------------------------------------------------

        Please read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------
Mutual Fund shares are not federally insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other agency. Shares of the Funds involve investment risks, including the possible loss of principal. The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, however, there can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                         CIGNA VARIABLE PRODUCTS GROUP

                                    SUMMARY

The Trust is an open-end, diversified management investment company offering a selection of investment vehicles for insurance companies issuing variable annuity and variable life insurance contracts and for Qualified Plans. This prospectus offers two Funds of the Trust. Your Variable Contract may offer one or more of the Funds offered by this prospectus.

Each Fund has its own distinct investment objective. Although each Fund will be managed by experienced professionals, there can be no assurance that the objective will be achieved. The Money Market Fund seeks to obtain its objective by investing in high quality, U.S. dollar denominated short-term money market instruments. The S&P 500 Index Fund seeks to obtain its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the S&P 500.

There are levels of risk involved with each Fund. Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. For equity securities, there is the market risk associated with movement of the stock market in general. In addition, there is the financial risk related to earnings stability and overall financial soundness of individual issuers and of issuers collectively which are a part of a particular industry. See "Certain Investments Strategies and Policies" for a discussion of these risks.

Shares of the Funds are sold at their net asset value per share, without sales charge. Please read your insurance company's Variable Account prospectus or your Qualified Plan's documents for discussions relating to instructions on how to invest in and redeem from each Fund.

CIGNA Investments, Inc. (CIGNA Investments), the Funds' adviser, provides each Fund with investment management and other services. Each Fund pays CIGNA Investments a management fee for the management of investments and business affairs. For a discussion of these, please see "Management of the Funds."

The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of a majority of each Fund's outstanding shares (within the meaning of the Investment Company Act of 1940 (the 1940
Act)). Further information is available in the Statement of Additional Information.

No one Fund is a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investor decision.

The above information is qualified in its entirety by the detailed information appearing elsewhere in this prospectus, the statement of additional information, and, as applicable, the Variable Account prospectus or Qualified Plan documents.

------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY..................................................................     2

EXPENSE TABLE............................................................     4

FINANCIAL HIGHLIGHTS.....................................................     6

ABOUT THE FUNDS..........................................................     7

INVESTMENT PROGRAMS......................................................     8

CERTAIN INVESTMENT STRATEGIES AND POLICIES...............................    10

INVESTMENT RESTRICTIONS..................................................    12

ELIGIBLE PURCHASERS......................................................    13

PURCHASE AND REDEMPTION OF SHARES OF THE FUNDS...........................    13

COMPUTATION OF NET ASSET VALUE...........................................    14

DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS..............................    15

TAX MATTERS..............................................................    15

MANAGEMENT OF THE FUNDS..................................................    17

PERFORMANCE..............................................................    18

THE TRUST, ITS SHARES AND BOARD OF TRUSTEES..............................    18

APPENDIX--DESCRIPTION OF MONEY MARKET INSTRUMENTS........................    20

                                 EXPENSE TABLE

The following Expense Table lists the transaction expenses and approximate annual operating expenses related to an investment in each of the Funds. The Table does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. Please refer to the applicable Variable Contract prospectus or Qualified Plan documents for such charges. The expenses and fees set forth in the Table are for the fiscal year beginning January 1, 1998.

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                      ALL SERIES
--------------------------------------------------------------------------------
Sales Load Imposed on Purchases....................................     None
Sales Load Imposed on Reinvested Dividends.........................     None
Deferred Sales Load................................................     None
Redemption Fees....................................................     None
Exchange Fees......................................................     None


                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                       MONEY     S&P 500
                                                       MARKET     INDEX
          Management Fees
            Investment Management Fees/1/                .35%      .25%
          12b-1 Fees                                    None      None
          All Other Operating Expenses
            (After Reimbursement)/1/                     .15%     None
          Total Fund Operating Expenses
            (Reflects expense limitation.
             See Footnotes 1 and 2 below)                .50%      .25%

___________________________

     /1/ For a more complete description of the Management Fees, see "Management of the Trust." CIGNA Investments has voluntarily agreed, as to each Fund, to waive such portion of its management fee as is necessary to cause the annual Total Fund Operating Expenses of each Fund not to exceed the following percentages of each of the Fund's average daily net asset value:

          Money Market Fund...................................   .50%
          S&P 500 Index Fund..................................   .25%

If this waiver is not sufficient to cause the annual Total Fund Operating Expenses of any Fund not to exceed the applicable percentage of average daily net asset value, CIGNA Investments has agreed to pay such other expenses of the applicable Fund as is necessary to keep annual Total Fund Operating Expenses from exceeding the applicable percentage. These arrangements will continue in effect until May 1, 1999, and afterwards to the extent described in the Funds' then-current prospectus. To the extent management fees are waived by CIGNA Investments, or expenses of a Fund are paid by CIGNA Investments, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer waived or expenses of a Fund are no longer paid.

   /2/    Total Fund Operating Expenses for the S&P 500 Index Fund for 1997,
absent expense reimbursements, were .55% of this Fund's average daily net asset value. Total Fund Operating Expenses for the Money Market Fund for 1997, absent expense reimbursement, were 1.11% of this Fund's average daily net asset value. Other Operating Expense and Total Fund Operating Expenses reflect the current voluntary expense limitation effective January 1, 1998.

                           EXAMPLE OF FUND EXPENSES

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:


                           1 Year       3 Years        5 Years        10 Years
                           ------       -------        -------        --------
          Money Market       $5           $16            $28            $63
          Fund
          S&P 500 Index      $3           $8             $14            $32
          Fund


For the purpose of the example, assume reinvestment of all dividends and distributions. This example assumes that the voluntary expense limitations effective in 1998 would be in place for the entire periods indicated. The example does not reflect charges and deductions which are or may be imposed under Variable Contracts or Qualified Plans. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

The following financial highlights of the following Funds for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Funds' financial statements and notes thereto, which are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appears, along with the report of Price Waterhouse LLP, in the Funds' 1997 Annual Report to Shareholders. For a more complete discussion of the Funds' performance, please see the Funds' 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling (860) 726-3700.

                                                          S&P 500 INDEX FUND /1/
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                     1997     1996      1995      1994      1993      1992      1991      1990      1989     1988
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
 PERFORMANCE:
NET ASSET VALUE, BEGINNING OF    $  12.40    $ 10.75   $  8.19   $  9.20   $ 11.94   $ 12.83   $ 10.75   $ 11.94   $ 10.14  $  9.41
                                 --------    -------   -------   -------   -------   -------   -------   -------   -------  -------
PERIOD

INCOME FROM INVESTMENT
 OPERATIONS
Net investment income*               0.25       0.22      0.21      0.19      0.16      0.12      0.19      0.26      0.28     0.25
Net realized and unrealized gain     3.86       2.17      2.80     (0.13)     0.22      0.34      3.79     (0.74)     2.67     0.72
                                 --------    -------   -------   -------   -------   -------   -------   -------   -------  -------
(loss)
TOTAL FROM INVESTMENT                4.11       2.39      3.01      0.06      0.38      0.46      3.98     (0.48)     2.95     0.97
                                 --------    -------   -------   -------   -------   -------   -------   -------   -------  -------
 OPERATIONS
LESS DISTRIBUTIONS:
From net investment income          (0.32)     (0.29)    (0.27)    (0.14)    (0.17)    (0.12)    (0.20)    (0.25)    (0.30)   (0.24)

From capital gains                  (0.36)     (0.45)    (0.18)    (0.85)    (2.95)    (1.23)    (1.70)    (0.46)    (0.85)       -
In excess of net capital gains          -          -         -     (0.08)        -         -         -         -         -        -
                                 --------    -------   -------   -------   -------   -------   -------   -------   -------  -------
TOTAL DISTRIBUTIONS                 (0.68)     (0.74)    (0.45)    (1.07)    (3.12)    (1.35)    (1.90)    (0.71)    (1.15)   (0.24)

                                 --------    -------   -------   -------   -------   -------   -------   -------   -------  -------
NET ASSET VALUE, END OF PERIOD   $  15.83    $ 12.40   $ 10.75   $  8.19   $  9.20   $ 11.94   $ 12.83   $ 10.75   $ 11.94  $ 10.14
                                 ========    =======   =======   =======   =======   =======   =======   =======   =======  =======
TOTAL INVESTMENT RETURN             33.35%     22.48%    36.82%     0.67%     2.97%     3.59%    37.46%    (3.99)%   29.22%   10.33%

RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period        $116,308    $71,513   $66,283   $54,728   $61,478   $68,287   $73,446   $60,658   $69,389  $61,504
 (000 omitted)
Ratio of operating                   0.25% a    0.60% a   0.73%     0.78%     0.66%     0.59%     0.56%     0.59%     0.56%    0.54%

 expenses to
 average net assets
Ratio of net investment              1.93% b    1.78% b   2.05%     2.23%     1.30%     0.94%     1.38%     2.08%     2.18%    2.16%

 income to
 average net assets
Portfolio turnover                      4%         4%        4%        4%      185% **    82%       77%       63%       55%      38%

Average commission rate ***      $ 0.0279    $0.0272

a. Ratios of expenses to average net assets prior to expense reimbursements were 0.55% and 0.64% for 1997 and 1996, respectively.
b. Ratios of net investment income to average net assets prior to expense reimbursements were 1.63% and 1.74% for 1997 and 1996, respectively.
* Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax accounting.
** During November 1993, the portfolio was indexed to the S&P 500, resulting in a complete turnover of the portfolio at that time.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rule structures may differ.

____________________________________________________________

/1/ During periods prior to November 9, 1993, the S&P 500 Index Fund was actively managed. On November 9, 1993, the Board of Trustees authorized CIGNA Investments, Inc., the investment adviser to the Fund, to change the Fund's investment strategy to an indexation approach. See "The Fund's Objective". Prior to October 16, 1985, the Fund was a Maryland corporation. On January 2, 1996 the name of the Fund was changed from Companion Fund to CIGNA Variable Products S&P 500 Index Fund.

                               MONEY MARKET FUND

-----------------------------------------------------------------------------------------------------------------

                                                          YEAR ENDED          MARCH 1 1996+ TO
                                                         DECEMBER  31,          DECEMBER 31,
                                                             1997                   1996
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $  1.00                 $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       0.05                   0.04
Net realized and unrealized gain on securities                 -                      -
                                                         -------                 ------
TOTAL FROM INVESTMENT OPERATIONS                            0.05                   0.04
                                                         -------                 ------

LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.05)                 (0.04)
Distributions from capital gains                               -                      -
                                                         -------                 ------
TOTAL DISTRIBUTIONS                                        (0.05)                 (0.04)
                                                         -------                 ------

NET ASSET VALUE, END OF PERIOD                           $  1.00                 $ 1.00
                                                         =======                 ======

TOTAL RETURN                                                5.19%                  4.18%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $14,540                 $6,003
Ratio of operating expenses to average net assets           0.50%  c               0.42% c
Ratio of net investment income to average net               5.07%  d               4.10% d
 assets
Portfolio turnover                                           N/A                    N/A

+    Commencement of operations
c Ratios of expenses to average net assets prior to reimbursement of expenses were 1.11% and 1.28% for 1997 and 1996, respectively.
d Ratios of net investment income to average net assets prior to reimbursement of expenses were 4.40% and 3.24% for 1997 and 1996, respectively


ABOUT THE FUNDS
---------------

The Funds are separate series of CIGNA Variable Products Group, a Massachusetts business trust established by a Master Trust Agreement dated February 4, 1988 and registered under the 1940 Act as a diversified, open-end management investment company (see "The Trust, Its Shares and Board of Trustees"). Each Fund has its own investment objective and policies designed to meet specific investment goals. Each Fund intends to qualify as a regulated investment company for Federal income tax purposes. Their sole purpose is to serve as funding vehicles for the investment of monies paid by holders of Variable Contracts issued through separate accounts of life insurance companies ("Life Companies") or by Qualified Plans. The Qualified Plans and the Life Companies may or may not make all the Funds described in this prospectus available for investment to the Variable Contract owners or Qualified Plan participants, as the case may be. Historically, the Variable Contracts have been issued by Connecticut General Life Insurance Company ("CG Life"), an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Corporation is an insurance and financial services holding company. The Funds may also serve as funding vehicles for Variable Contracts issued by other life insurance companies affiliated with CIGNA

Corporation or by life insurance companies which may be unaffiliated with CIGNA Corporation.

The Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust offers its shares for products offered by Life Companies which may or may not be affiliated with each other or that it offers its shares to Qualified Plans. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise between Variable Contract owners and participants under Qualified Plans and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more Life Company separate accounts or Qualified Plans might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Shares are offered only to Eligible Purchasers (see "Eligible Purchasers"). Shares are offered at net asset value without the imposition of a sales load, sales charge or selling commission.

INVESTMENT PROGRAMS
-------------------

Money Market Fund
-----------------

The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. Money Market instruments are high quality, short-term obligations. The Fund intends to invest in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the Fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. Commercial paper is purchased primarily from U.S. issuers but may be purchased from foreign issuers so long as it is denominated in U.S. dollars. All of these instruments, including commercial loan participations, are briefly described in "Description of Money Market Instruments" and are described more fully in the Statement of Additional Information.

Pursuant to procedures adopted by the Board of Trustees, the Fund may purchase only high quality securities that CIGNA Investments believes present minimal credit risks. To be considered high quality, a security must be a U.S. government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's (S&P) A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest rating in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Fund will limit its investments to securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less.

S&P 500 Index Fund
------------------

The Fund seeks to fulfill its objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 is an index emphasizing large-capitalization stocks. A company's stock market capitalization is the total market value of its issued and outstanding common stock. Each stock in the S&P 500 has a unique weighting, depending on the number of shares outstanding and its current price. In seeking to replicate the performance of the S&P 500, before deduction of Fund expenses, CIGNA Investments will attempt over time to allocate the Fund's investment among common stocks in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value. CIGNA Corporation is part of the S&P 500. Consequently, the Fund purchases shares of CIGNA Corporation stock. CIGNA Corporation and Standard & Poor's Corporation have no control over each other.

The Fund is subject to market risk--i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

While the Fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match this index exactly. While CIGNA Investments generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the Fund's stock portfolio to mirror the S&P 500 exactly. For instance, the Fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. In addition, the Fund may omit or remove any S&P 500 stock from the Fund if, following objective criteria, CIGNA Investments judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Under normal conditions, the Fund anticipates holding at least 480 of the S&P 500 issues at all times.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to CIGNA Investments or the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to CIGNA Investments or the Fund. S&P has no obligation to take the needs of CIGNA Investments or the Fund or the record or beneficial owners of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the Fund or the pricing of the Fund's shares or in the determination or calculation of the equation by which the Fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Standard & Poor's 500 Composite Stock Price Index(R) is a trademark of S&P and has been licensed for use by the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA Investments, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CERTAIN INVESTMENT STRATEGIES AND POLICIES
------------------------------------------
In pursuit of their objectives and policies, the Funds may employ one or more of the following strategies.

Money Market Instruments and Money Market Funds
-----------------------------------------------

The S&P 500 Index Fund may invest in Money Market Instruments and in money market mutual funds (including money market mutual funds managed by CIGNA Investments) to invest uncommitted cash balances pending investment in securities included in its index or to meet anticipated short-term cash needs. The S&P 500 Index Fund will invest in Money Market Instruments (as described in the appendix to this prospectus) and in money market mutual funds for temporary, defensive purposes only under extraordinary circumstances. Of course, the Money Market Fund invests exclusively in Money Market Instruments. Only the Money Market Fund is required to limit such investments to those which, at the date of purchase, are "First Tier" or "Second Tier" securities as those terms are defined in Rule 2a-7 under the 1940 Act.

Futures Contracts and Related Options
-------------------------------------

The S&P 500 Index Fund may invest in futures having an aggregate face value of up to 20% of its total assets. The S&P 500 Index Fund may do so in order to maintain cash reserves while simulating full investment in the underlying S&P 500 and to limit transaction costs should invested assets need to be sold to meet redemption requests, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying index. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or, in the case of index futures contracts, by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs to the Fund.

The S&P 500 Index Fund may also purchase and write call options and put options on indexes and futures contracts on indexes. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract generally may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract. See the information set forth below and the Statement of Additional Information for information on the risks associated with these investments.

The S&P 500 Index Fund's use of index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Funds may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the entity's principal regulator (in the case of the Funds, the Securities and Exchange Commission) to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value (i.e., the net asset value) of the applicable Fund's portfolio. For further information regarding futures contracts and options thereon, see the Statement of Additional Information.

Risk Factors Relating to Futures Contracts and Options
------------------------------------------------------

The use of futures contracts and options may involve risks not associated with other types of instruments which the S&P 500 Index Fund intends to purchase. In particular, a Fund's position in futures contracts and options may be closed out only on an exchange which provides a liquid secondary market therefor, and there can be no assurance that a liquid secondary market will exist for any particular futures contract or option. The inability to close out options and futures positions could have an adverse impact on a Fund's ability to effectively hedge its securities and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. A Fund's ability to hedge effectively through transactions in futures contracts or options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. It is possible that there may be an imperfect correlation between the hedging instrument and the hedged securities, which could result in an ineffective hedge and a loss to the Fund. See the Statement of Additional

Information for a further description of the Funds' investments in futures contracts.

Asset Coverage
--------------

To assure that a Fund's use of futures and related options are not used to achieve excessive investment leverage, a Fund will cover such transactions, as required under applicable interpretations of the Securities and Exchange Commission, either by owning the underlying securities, entering into an off-setting transaction, or by establishing a segregated account with the Fund's custodian containing securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Securities Lending
------------------

Each Fund may lend its investment securities to qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

Turnover
--------

The frequency of Fund transactions - the Fund's portfolio turnover rate - will vary from year to year depending on market conditions and a Fund's cash flows. The S&P 500 Index Fund's annual portfolio turnover rate is not expected to exceed 100%.

INVESTMENT RESTRICTIONS
-----------------------

The following summarizes the Funds' principal investment restrictions. Unless otherwise noted, these restrictions are fundamental and may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "The Trust, Its Shares and Board of Trustees" for a description of the individual's rights with respect to giving voting instructions to Life Companies).

Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

A Fund may not:

1. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer, except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of the Money Market Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest consistent with its investment policies.

2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all preferred stocks of any issuer are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except that the Money Market Fund may invest up to 100% of its assets in the domestic banking industry.

4. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, except that the S&P 500 Index Fund may enter into futures contracts, as indicated. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with respect to the issuance of senior securities.)

ELIGIBLE PURCHASERS
-------------------

Shares may be purchased only by Eligible Purchasers. Eligible Purchasers are limited to: (1) those separate accounts established by CG Life or by other Life Companies that are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and that serve as the underlying investment vehicles for Variable Contracts; and (2) Qualified Plans. Thus, Eligible Purchasers who have purchased Fund shares are the only shareholders. Shares may not be purchased by individuals or by the general public. The Board of Trustees of the Trust may broaden or limit the definition of Eligible Purchasers. Purchase of shares is subject to acceptance by the Trust and is not binding until so accepted.

PURCHASE AND REDEMPTION OF SHARES OF THE FUNDS
----------------------------------------------
Shares of the Funds are sold exclusively to and redeemed by Eligible Purchasers on a continuous basis.

Purchase and redemption orders received by Life Companies and Qualified Plans on a given business day from Variable Contract owners or Qualified Plan participants, as the case may be, will be effected at the net asset value of the applicable Fund on such business day if the orders are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Eligible Purchaser's responsibility to properly transmit purchase and redemption orders and payments in accordance with applicable requirements. Individuals may not place orders directly with the Funds. The Funds do not issue share certificates. Please refer to the prospectus of your Life Company's Variable Account or Qualified Plan documents for information on how to invest in each Fund.

Investments by Eligible Purchasers in each Fund are expressed in terms of full and fractional shares of each Fund. All investments in the Funds are credited to an Eligible Purchaser's account immediately upon acceptance of the investment by a Fund.

The offering of shares of any Fund may be suspended for a period of time and each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in CIGNA Investments's opinion, they are of a size that would disrupt the management of a Fund.

COMPUTATION OF NET ASSET VALUE
------------------------------

State Street determines the net asset value of shares of each of the Funds as of the close of business on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading and, for the Money Market Fund, on Good Friday, so long as banks are open, and on any other day on which there is a sufficient degree of trading in a Fund's investments that the current net asset value of its shares might be materially affected. The NYSE is closed on New Year's Day, President's Day, Good Friday, Martin Luther King Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The computation of net asset value is made by dividing each Fund's total net assets by the number of outstanding shares of such Fund at the time of calculation. Net assets are the excess of a Fund's assets over its liabilities. Equity securities, including warrants, that are listed on a national securities exchange or that are part of the NASDAQ National Markets system are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities actively traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price, which may be based upon valuations furnished by a pricing service or from independent securities dealers. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost which approximates market value. Except in the case of the Money Market Fund, short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of a Fund, with the exception of futures contracts, which are discussed below, are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees of the Trust. The net asset value so computed applies to all purchase orders and redemption requests in the hands of State Street, duly executed in accordance with applicable instructions, on the day of such determination. Any orders received after such time are executed at the net asset value next determined.

Futures Contracts
-----------------

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Options on Futures Contracts
----------------------------

The premium paid by a Fund for the purchase of a call or put option on futures contracts is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option purchased. The current market value of a purchased option on futures contracts is the last reported sale price or, if no sales are reported, the last bid price. If an option on futures contracts which a Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If a Fund exercises a purchased put option on futures contracts, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a purchased call option on futures contracts, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Valuation of Money Market Investments
-------------------------------------

Money market investments owned by the Money Market Fund are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Money Market Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share they may alter this procedure. The shareholders of the Fund will be notified prior to any such change, unless such change is only temporary, in which case the shareholders will be notified after the change. See the Statement of Additional Information for more information on amortized cost procedures.

DISTRIBUTION OF DIVIDENDS AND CAPITAL GAINS
-------------------------------------------

It is expected that shares of the Funds will be held under the terms of Variable Contracts or Qualified Plans. Under current tax law, dividends or capital gain distributions from any Fund are not currently taxable when left to accumulate within a Variable Contract or Qualified Plans. Depending on the Variable Contract or Qualified Plan, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to pay out all of its net investment income and net realized capital gains for each year. Dividends and net realized capital gains, if any, from the Funds will be distributed at least annually (except that dividends are declared and paid daily in the case of the Money Market Fund). After distribution from a Fund (other than the Money Market Fund), the Fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested in shares of the Fund paying the dividend or distribution, the total value of a shareholder's account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.

TAX MATTERS
-----------

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to take all other action required to ensure that no Federal income taxes will be payable by the Funds. As a result, each Fund will generally seek to distribute annually to Shareholders most or all of its undistributed taxable income and any undistributed net realized capital gains (after use of any available capital loss carry forwards). Because of this policy, the Funds do not anticipate being subject to the 4% excise tax imposed on the undistributed income of mutual funds.

The Trust was established as the underlying investment for Variable Contracts issued by the Life Companies. (See "About the Funds")

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Funds. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period (and any subsequent period) for which the investments of the underlying Fund are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on contract owners with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract.
Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying Fund assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the Treasury Department in connection with variable life insurance policies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-
5), which established diversification requirements for the investment portfolios underlying Variable Contracts. The Regulations amplify the diversification requirements for Variable Contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if
(i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of Variable Contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

As indicated elsewhere in this prospectus, Fund shares are also offered for sale to Qualified Plans. The Regulations also provide that satisfaction of the requirements of the Regulations shall not be prevented by reason of the fact that shares in the investment company (i.e., a Fund) may be held by the trustee of a qualified pension or other retirement plan (i.e., Qualified Plan).

Each Fund will be managed in such manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Fund.

MANAGEMENT OF THE FUNDS
-----------------------

The investment adviser to each of the Funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies including investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. As of December 31, 1997, CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments's mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement the Trust, on behalf of the Funds, employs CIGNA Investments to manage the investment and reinvestment of the assets of the Funds. Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. CIGNA Investments is also responsible for overall management of the business affairs of the Trust and the Funds.

As full compensation for the investment management and all other services rendered by CIGNA Investments, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: S&P 500 Index Fund--0.25%, Money Market Fund--0.35%.

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of investment management fees, custodian fees, fees for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining legal existence and all other costs not specifically borne by CIGNA Investments. Trust-wide expenses not identifiable to any particular Fund will be allocated among the Funds. CIGNA Investments has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: S&P 500 Index Fund--0.25%, Money Market Fund--0.50%.

The investment management fee payable in 1997 to CIGNA Investments by the S&P 500 Index Fund was 0.25% of average daily net assets, and total expenses of this Fund in 1997 were 0.55% of average daily net assets. The investment management fee payable in 1997 to CIGNA Investments by the Money Market Fund was 0.35% of average daily net assets, and total expenses of this Fund in 1997 were 1.11% of average daily net assets.

CIGNA Investments investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02105 serves as transfer agent and dividend disbursing agent for the Funds. State Street is also custodian of the assets of the Funds.

From time to time, the Funds may pay brokerage commissions on portfolio transactions to brokers who may be deemed to be affiliates of CIGNA Corporation under the 1940 Act, as amended. See the Statement of Additional Information for further details.


PERFORMANCE
-----------

Each Fund's performance may be quoted in advertising in terms of yield and total return if accompanied by performance of your Life Company's separate account. Performance is based on historical results and not intended to indicate future performance. For additional performance information, contact your Life Company for a free annual report.

The Money Market Fund's yield refers to the income generated by an investment in the Fund over a specified seven day period, expressed as an annual percentage rate. Its effective yield is calculated similarly, but assumes that the income earned from investments is reinvested. The Money Market Fund's effective yield will tend to be slightly higher than its yield because of this compounding effect. For the S&P 500 Index Fund, Yield refers to the income generated by an investment in the Fund over a specified 30-day (or one month) period, expressed as an annual percentage rate.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in each Fund, including changes in share price (except for the Money Market Fund) and assuming each Fund's dividends and capital gain distributions, if any, are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

Yields and total returns quoted for the Funds include the effect of deducting each Fund's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Qualified Plan. Since shares of the Funds may only be purchased by Eligible Purchasers, you should carefully review the prospectus of the Variable Contract you have chosen or Qualified Plan documents for information on relevant charges and expenses. Excluding these charges from quotations of each Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Fund's performance to that of other funds.

THE TRUST, ITS SHARES AND BOARD OF TRUSTEES
-------------------------------------------

The Trust is a Massachusetts Business Trust established in 1988. The Board of Trustees is authorized in the Trust's Master Trust Agreement to create new series of shares (funds) without the necessity of a vote of shareholders of the Trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Currently the Trust is offering shares of two Funds.

Under the Master Trust Agreement no annual or regular meetings of shareholders are required. Meetings of shareholders of a series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Master Trust Agreement. It is not expected that shareholder meetings will be held annually.

Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

Shares of the Trust may be owned by separate accounts of Life Companies or by Qualified Plans (see "About the Funds" and "Eligible Purchasers"). Pursuant to current interpretations of the 1940 Act, the Life Companies will solicit voting instructions from contract owners with respect to any matters that are presented to a vote of shareholders. With respect to the Qualified Plans, the trustees of such Plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Income Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any Fund. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual Fund, a separate vote of shareholders of that Fund would be required. Shareholders of a Fund would not be entitled to vote on any matter which does not affect that Fund but which would require a separate vote of another Fund.

When issued, shares of a Fund are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed on behalf of the Trust. The Master Trust Agreement provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

A majority of the Trustees is not affiliated with CIGNA Corporation or any of its subsidiary companies. The Trustees meet quarterly to review the results of the Funds, to monitor investment activities and practices, and to review and act upon future plans for the Funds. The role of the Trustees is not to approve specific investment purchases and sales, but rather to exercise a control and review function.

APPENDIX
--------

DESCRIPTION OF MONEY MARKET INSTRUMENTS
---------------------------------------

U.S. GOVERNMENT DIRECT OBLIGATIONS--Bills, notes, and bonds issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES--Certain Federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES--include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.


BANKERS' ACCEPTANCES--A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

TIME DEPOSITS--A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS--Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and a Fund may invest in loans collateralized by mortgages on real property. Each Fund will limit its investments in commercial loan participations to those which are considered by the Trustees (with the advice of CIGNA Investments) to be of comparable quality to permitted commercial paper investments.

REPURCHASE AGREEMENTS--A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government security serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

Custodian and Transfer Agent:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Investment Adviser:
CIGNA Investments, Inc.
900 Cottage Grove Road
Hartford, Connecticut 06152

Independent Accountants:
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

              C I G N A   V A R I A B L E  P R O D U C T S  G R O U P
              -------------------------------------------------------


     S T A T E M E N T   O F   A D D I T I O N A L   I N F O R M A T I O N

                               M A Y  1,  1 9 9 8



==============================================================================


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for CIGNA Variable Products Group, (the series of CIGNA Variable Products Group are referred to as the "Funds" and each separately as a "Fund"), having the same date as the date of this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. No investment in shares of any of the Funds should be made without first reading the prospectus for the Funds. A copy of the prospectus for the Funds may be obtained from CIGNA Variable Products Group c/o CIGNA Investments, 900 Cottage Grove Road, S-215, Hartford, CT 06152-2215.

The financial statements for each of the Funds of CIGNA Variable Products Group for fiscal year ended December 31, 1997, as contained in the Annual Reports to Shareholders dated December 31, 1997, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 1997 have been examined by Price Waterhouse LLP, independent accountants, whose report thereon also is incorporated herein by reference.

The financial statements of the Funds will be delivered with this Statement of Additional Information.

                               TABLE OF CONTENTS
                               -----------------

                                                                         PAGE
                                                                         ----

            General Information About the Funds..........................   3
            -----------------------------------

            Investment Objectives and Policies...........................   4
            ----------------------------------

            Futures Contracts............................................   9
            -----------------

            Options on Futures Contracts.................................  10
            ----------------------------

            Risks as to Futures Contracts and Related Options............  11
            -------------------------------------------------

            Investment Restrictions......................................  12
            -----------------------

            Tax Matters..................................................  14
            -----------

            Activities Of Affiliated Companies...........................  16
            ----------------------------------

            Control Persons and Principal Holders of Securities..........  16
            ---------------------------------------------------

            Management of the Funds......................................  16
            -----------------------

            Investment Advisory and Other Services.......................  18
            --------------------------------------

            Portfolio Turnover and Brokerage Allocation..................  21
            -------------------------------------------

            Performance Information......................................  23
            -----------------------

            Purchase, Redemption and Pricing of Securities...............  26
            ----------------------------------------------

            Dividends....................................................  27
            ---------

            Limitation on Transfers......................................  27
            -----------------------

            Ratings of Securities........................................  27
            ---------------------

GENERAL INFORMATION ABOUT THE FUNDS
-----------------------------------
The Trust offers for sale two series portfolios or Funds:

Money Market Fund
S&P 500 Index Fund
__________________

Prior to January 2, 1996 the sole series of the Trust was the S&P 500 Index Fund, which was formerly known as Companion Fund. The Money Market Fund was added to the Trust on January 2, 1996.

Prior to November 9, 1993, Companion Fund sought to fulfill its investment objective through an active management strategy, investing primarily in common stocks of established medium to large-size companies selected by CIGNA Investments, Inc. ("CIGNA Investments"), its investment adviser, as having prospects for above-average earnings growth. On that date, at the request of Connecticut General Life Insurance Company ("CG Life") (which on its own behalf and through its separate accounts was the Fund's sole shareholder), the Board of Trustees of the Trust authorized CIGNA Investments to change Companion Fund's investment strategy to the indexation approach described in the prospectus.

CIGNA Variable Products Group is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, and was organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 4, 1988. On April 26, 1988, the Trust acquired the assets and liabilities of Companion Fund, a series of shares of CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group). As mentioned above, Companion Fund is now known as the S&P 500 Index Fund. Under the Master Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

Each Fund is a separate series of the Trust. The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, are specifically allocated to the appropriate Fund, subject only to the rights of creditors. They constitute the underlying assets of each of Fund, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal, proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Upon any liquidation of the Trust, shareholders of a Fund are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

The following information supplements the material contained in the prospectus regarding each Fund's investment objectives and policies.

Description of Money Market Instruments
---------------------------------------

U.S. GOVERNMENT DIRECT OBLIGATIONS--issued by the U.S. Treasury and include bills, notes, and bonds.

       . Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

       . Treasury notes are longer-term interest bearing obligations with original maturities of one to ten years.

       . Treasury bonds are longer-term interest bearing obligations with original maturities from ten to thirty years.

U.S. GOVERNMENT AGENCIES SECURITIES--Certain Federal agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. These agencies include the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the U.S. Government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

ASSET-BACKED SECURITIES--include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.


BANKERS' ACCEPTANCES--A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. When the draft is accepted by a bank, the bank guarantees to pay the face value of the instrument on its maturity date. An investor can purchase a banker's acceptance in the secondary market at the going rate of discount for a specific maturity. In addition to purchasing bankers' acceptances from domestic branches and foreign branches of U.S. commercial banks, bankers' acceptances denominated in each case in U.S. dollars, may be purchased from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--A certificate of deposit ("CD") is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Each Fund may invest in U.S. dollar denominated CD's issued by domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System; by foreign branches and U.S. branches of foreign banks and by U.S. domiciled savings and loan institutions having in each case at least one billion dollars (U.S.) of assets. CD's issued by foreign branches of U.S. banks are called "Eurodollar CD's" while CD's issued by U.S. branches of foreign banks are called "Yankee CD's."

COMMERCIAL LOAN PARTICIPATIONS--Each Fund will limit its investments in loan participations to those which are considered by CIGNA Investments to be of comparable quality to permitted commercial paper investments. These ratings are described under "Ratings of Securities." Further, for the purposes of each Fund's investment restrictions, each loan participation will be treated as an obligation of both the originating bank (or agent bank in the case of loans originated by a syndicate of banks) and the corporate borrower. In addition, each Fund may only invest up to 5% of the value of its total assets in loan participations.

Loan participations in which a Fund may invest may vary in legal structure. Occasionally, lenders assign to another institution both the lenders' rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. Such novations are relatively rare since they typically require the consent of the borrower. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower. An active secondary market for particular loan participations may not develop, which would result in a substantial restriction on a Fund's ability to liquidate such participations prior to maturity.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. Under the terms of a typical repurchase agreement, a Fund purchases an underlying U.S. Government security, including securities issued or guaranteed by the U.S. Treasury or agencies and instrumentalities of the U.S. Government, for a relatively short period (most likely overnight and usually not more than five days) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds may enter into repurchase agreements with banks having $1 billion or more of assets and with broker/dealers having net capital of $100 million or more. The Funds require that the counter-party's obligation under repurchase agreements be sufficiently collateralized so that the value of the underlying collateral securities at least equals the amount of the repurchase agreement.

Also, the Funds require that the underlying securities be held by the custodian of Fund assets, either physically or under the Federal Book Entry System.

Repurchase agreements could involve certain risks in the event of default or insolvency of the repurchasing bank or broker/dealer, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. CIGNA Investments, in accordance with procedures adopted by the Board of Trustees of the Trust, monitors and evaluates the credit-worthiness of banks and dealers with which the Funds engage in repurchase agreements.

TIME DEPOSITS--A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. U.S. dollar denominated time deposits may be purchased from domestic branches and foreign branches of U.S. banks which are members of the Federal Reserve System (not including savings and loan institutions) and from foreign branches and U.S. branches of foreign banks having at least one billion dollars (U.S.) of assets.

U.S. dollar denominated certificates of deposit, time deposits and bankers' acceptances issued by foreign branches of U.S. banks or by foreign banks either in the U.S. or abroad may present investment risks in addition to the risks involved in investments in obligations of, or guaranteed by, domestic banks. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions. Generally, foreign branches of U.S. banks and U.S. branches of foreign banks are subject to fewer U.S. regulatory restrictions than are applicable to domestic banks, and foreign branches of U.S. banks may be subject to less stringent reserve requirements than domestic banks. U.S. branches of foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks. Foreign branches of foreign banks generally would not be subject to any U.S. regulatory restrictions or disclosure, financial recordkeeping or accounting requirements.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other business entities. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. domiciled issuers. Commercial paper may also be purchased from foreign issuers issued either in the U.S. ("Yankee" commercial paper) or abroad if, in any case, such paper is denominated in U.S. dollars.

OTHER CORPORATE OBLIGATIONS--Each Fund may purchase notes, bonds and debentures issued by corporations and other business entities. However, the Money Market Fund will purchase such obligations only if at the time of purchase there are 397 days or less remaining until maturity or if they carry a variable or floating rate of interest.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, or state and local government issuers, and certain debt instruments issued by domestic banks or corporations or other business entities, may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

The Money Market Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in a rule of the Securities and Exchange Commission.

The Money Market Fund will not invest in variable amount master demand notes. A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date a Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value. CIGNA Investments will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such instruments, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.


Characteristics of the Money Market Fund
----------------------------------------

The types of money market instruments in which the Fund presently invests are listed under "Description of Money Market Instruments" in the prospectus and this statement of additional information. If the Trustees determine that it may be advantageous to invest in other types of money market instruments the Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions. As discussed in the prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks to the risks of obligations of U.S. institutions. Such investment risk include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks.

Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Funds portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). CIGNA Investments will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

The Money Market Fund's investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group. See "Appendix--Description of Money Market Instruments".

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

Matters relating to all Funds
-----------------------------

Except as described under "Investment Restrictions," the foregoing investment characteristics are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objectives without the required shareholder vote as set forth in "Investment Restrictions" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

FUTURES CONTRACTS
-----------------

A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index the Value Line Stock Index, the Nikkei 225 Stock Average, the Topix, the FT-SE100, the Major Market Index, the Matif Stock Index and the Australia All Ordinairies.

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on a variety of financial instruments including long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars, the Japanese 10 Year Bond, the German 10 Year Bond, the Australian 10 Year Bond, London InterBank Offer Rate, Sterling, Long Gilt and the Bond Buyer Municipal Bond Index.

In addition to the uses permitted for futures contracts set forth in the prospectus, the Funds may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if one of these Funds owned long-term debt securities and interest rates were expected to increase, they might sell interest rate futures contracts. If, on the other hand, these Funds held cash reserves and interest rates were expected to decline, they might purchase interest rate futures contracts. In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS
----------------------------

An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, and may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS
-------------------------------------------------

There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to CIGNA Investments's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by CIGNA Investments of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an Exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on Exchanges or Boards of Trade where there appears to be an active market, there is no assurance that a liquid market on an Exchange or Board of Trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the portfolio of the Fund to suffer losses which it would not otherwise sustain.


INVESTMENT RESTRICTIONS
-----------------------

Each Fund is subject to the following investment restrictions, unless otherwise noted, which may not be changed without the approval of the lesser of (i) more than 50% of the outstanding shares of a Fund or (ii) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy (see "Ownership of Fund Shares" in the Funds' prospectus for a description of the individual's rights with respect to giving voting instructions to Life Companies).

Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by a Fund.

A Fund may not:

1. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer, except (a) bank certificates of deposit and obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, and (b) up to 25% of The Money Market Fund's total assets taken at current value may be invested without regard to such 5% limitation in bankers' acceptances in which the Fund may invest consistent with its investment policies.

2. Acquire more than 10% of the voting securities of any issuer or more than 10% of any class of securities of any issuer. (For these purposes, all preferred stocks of any issuer are regarded as a single class, and all debt securities of an issuer are regarded as a single class.)

3. Concentrate more than 25% of its assets in any one industry, except that the Money Market Fund may invest up to 100% of its assets in the domestic banking industry.

4. Invest in securities of businesses less than three years old (including predecessors), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in such securities.

5. Make investments for the purpose of gaining control of a company's management.

6. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issuer as, and equal in amount to, the securities sold short.

7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin payments in connection with transactions in stock index futures contracts, financial futures contracts and related options thereon will not be deemed to be a purchase of securities on margin by a Fund.

8. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

9. Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of CIGNA Investments who beneficially own more than 1/2 of 1% of the securities of that issuer, together own more than 5%.

10. Make loans, except (a) by purchase of debt obligations and through repurchase agreements referred to under "Certain Investment Practices" in the Funds' prospectus, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets (taken at current value) and (b) through the lending of its portfolio securities with respect to not more than 25% of its total assets. (As a matter of policy, securities loans would be made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents at least equal at all times to the value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing short-term securities or receive a fee from the borrower. The Fund may call such loans in order to sell the securities involved or to exercise voting or other rights available to it as beneficial owner of the securities involved.)

11. Borrow money in excess of one-third of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, except that the Funds may enter into stock index futures contracts and financial futures contracts. Such borrowings will be repaid before any additional investments are made. Interest paid on such borrowings would reduce the yield on the Fund's investments. (The Board of Trustees regards this restriction as setting forth the Trust's policy with respect to the issuance of senior securities.)

12. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of one-third of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by Restriction No. 11 above. (For the purpose of this restriction, collateral arrangements with respect to margin for a financial futures contract or stock index futures contract are not deemed to be a pledge of assets.)

13. Purchase or sell mortgages or real estate, although it may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

14. Purchase or sell commodities or commodity contracts, except, however, that a Fund may purchase and sell stock index futures and options thereon and financial futures contracts and options thereon.

15. Purchase options or puts, calls, straddles, spreads or combinations thereof except, however, a Fund may purchase and sell options on stock index futures contracts and on stock indices and options on financial futures contracts; in connection with the purchase of fixed income securities, however, a Fund may acquire warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (See "Description of Income Instruments for The Income Fund" and "Description of Income Instruments for The High Yield Fund" for a description of the policy of these Funds with respect to such warrants or other rights.)

16. Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

The foregoing percentages, as well as those percentages referred to under "Investment Objectives and Policies," will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

TAX MATTERS
-----------

Each series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify under the Internal Revenue Code of 1986 (the "Code"), as amended, as a regulated investment company ("RIC") for each taxable year. As of the date hereof, each Fund must, among other things, meet the following requirements: A. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income including but not limited to gains from options, futures or forward contracts derived with respect to its business of investing in such stock, securities or currencies. B. Each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer, and
ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

As a RIC, each Fund will not be subject to Federal income tax ("FIT") on its income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income for the taxable year. Under the provisions of Section 817(h) of the Code, a variable annuity contract - other than a contract issued in connection with certain tax qualified retirement plans or retirement plans maintained by certain government employers - will not be treated as an annuity contract for any period for which the investments of the separate account, such as the separate accounts that are eligible to purchase shares of the Fund, are not "adequately diversified". In general, the regulations issued under Section 817(h) provide that a separate account shall be considered adequately diversified if the assets of such separate account are invested so that no more than 55% of the value of such assets is represented by any one investment, no more than 70% of such value is represented by any two investments, no more than 80% of such value is represented by any three investments and no more than 90% is represented by any four investments. The Code allows a separate account to look through to the assets of a regulated investment company for purposes of the "adequately diversified" requirement. Each Fund intends that the investments in its portfolio shall be "adequately diversified". For these purposes, all securities of the same issuer are treated as a single investment. However, in the case of government securities each government agency or instrumentality is treated as a separate issuer. The regulations include a specific definition of "government security" which includes any security issued, guaranteed or insured by the United States or any instrumentalities of the United States. In addition, a certificate of deposit for any of the foregoing securities is included within the definition of a "government security." Accordingly, certain Fund investments may be treated as "government securities" for the purpose of Section 817(h) of the Code, even though such investments may not be treated as a government security when such phrase is used elsewhere in the prospectus or Statement of Additional Information.

All Funds except the Money Market Fund:
----------------------------------------------------------

Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified wash sale rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the wash sale rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that futures contracts and options on future contracts be "marked-to-market" at the end of each year for Federal income tax purposes. Section 1256 further characterizes 60% of any gain or loss with respect to a futures contract as long-term capital gain or loss and 40% as short-term capital gain or loss. If a futures contract is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.


ACTIVITIES OF AFFILIATED COMPANIES
----------------------------------

From time to time, as purchases of securities are made for the portfolios of companies affiliated with CIGNA Corporation it is possible that two or more portfolios may simultaneously purchase or sell the same security. To the extent that two or more such portfolios, buying or selling the same security, increase the total demand or supply, there may be an adverse effect on the price of such security or on the amount which the Fund can purchase or sell.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------

As of the date of this statement of additional information, all of the outstanding shares of each Fund are owned by CG Life, which is considered an "affiliate" of the Trust. CG Life is a stock life insurance company domiciled in the state of Connecticut. The offices of CG Life are located at 900 Cottage Grove Road, Bloomfield, CT 06002. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation. CG Life owns Fund shares on behalf of separate accounts registered as unit investment trusts under the 1940 Act. Under the 1940 Act, unit investment trust variable contractowners are afforded pass through voting privileges for most matters concerning Fund shares owned by the unit investment trust. This means that although CG Life is the shareholder of the Fund, variable contractowners will actually be voting on Fund matters.

MANAGEMENT OF THE FUNDS
-----------------------

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Currently each holds the equivalent position as Trustee and/or officer of CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA High Income Shares, and holds a similar position as Director and/or executive officer of INA Investment Securities, Inc. Correspondence with any Trustee or officer may be addressed to the Trust, 950 Winter Street, Waltham, Massachusetts 02154.

R. BRUCE ALBRO*, 55, Trustee; Senior Managing Director and Division Head, CIGNA Portfolio Advisers, a division of CIGNA Investments; Chairman of the Board and President, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.
Mr. Albro is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously; Managing Director - Division Head, CII. Managing Director, CII.

HUGH R. BEATH, 66, Trustee; Advisory Director, AdMedia Corporate Advisors, Inc.; previously Managing Director, Admedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc.

RUSSELL H. JONES, 53, Trustee; Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial products and services); Trustee, Connecticut Policy and Economic Counsel; Corporator, Hartford Seminary; Secretary, Bloomfield Chamber of Commerce.

THOMAS C. JONES*, 51, Trustee; President, CIGNA Investment Management; President and Director, CIGNA Investment Group, Inc. and CII; Director, CIGNA International Investment Advisors, Ltd. Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously President, CIGNA Individual Insurance, a division of CIGNA; President, CIGNA Reinsurance--Property & Casualty, a division of CIGNA; Executive Vice President and Director, NAC RE Corporation.

PAUL J. MCDONALD, 54, Trustee; Senior Executive Vice President and Chief Administrative Officer, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Trustee, Basketball Hall of Fame; Regional Director-Western Massachusetts, Bank of Boston. Previously, Executive Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation.

ALFRED A. BINGHAM III, 53, Vice President and Treasurer, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Assistant Vice President, CII.

JEFFREY S. WINER, 40, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; previously Counsel and Attorney, CIGNA.

*Trustees identified with an asterisk are considered interested persons within the meaning of the Investment Company Act of 1940, as amended, because of their affiliation with CIGNA Corporation or its affiliates.

The Board has created an Audit Committee from among its members which meets periodically with representatives of Price Waterhouse LLP, independent accountants for the Trust, a Contracts Committee which, as part of its duties, considers the terms and the renewal of the Master Investment Advisory Agreement with CIGNA Investments and the Sub-Advisory Agreement with CIGNA International Investments, and a Nominating Committee which considers the identification of new members of the Board and the compensation of Trustees. The Nominating Committee, Audit Committee and Contracts Committee consist of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of its Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trust and other investment companies in the CIGNA fund complex to Trust Trustees in 1997:

-------------------------------------------------------------------------------------------------------
                                                 Pension or
                                                 Retirement                          Total
                                                 Benefits                            Compensation
                                                 Accrued As                          from Trusts and
                                 Aggregate       Part of       Estimated Annual      CIGNA Fund
Name of Person,                  Compensation    Trust         Benefits Upon         Complex Paid to
Position with Trusts             from Trust      Expense       Retirement            Trustees (c)
-------------------------------------------------------------------------------------------------------
R. Bruce Albro, Trustee,          $    -         $  -          $  -                  $ -
Chairman and President
Hugh R. Beath, Trustee (a)        $3,400            -             -                  $24,600

Russell H. Jones, Trustee         $3,400            -             -                  $24,600

Thomas C. Jones, Trustee               -            -             -                        -

Paul J. McDonald, Trustee (b)     $3,400            -             -                  $24,600

Arthur C. Reeds, III,
Trustee (D)                            -            -             -                        -
                              ----------         ---------------- -------------  ---------------
                                 $10,200         $                $                  $73,800
                              ==========         ================ =============  ===============


(a)All but $403 of Mr. Beath's 1997 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $167,185 as of December 31, 1997.

(b) All but $403 of Mr. McDonald's 1997 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $80,886 as of December 31, 1997.

(c) There were four (4) investment companies besides the Trust in the CIGNA fund complex.

(D) Mr. Reeds retired from CIGNA and resigned from the Board in 1997.


INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to each of the Funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA International Investments serves as investment sub-adviser to The International Stock Fund. CIGNA Investments also serves as investment adviser for investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments's mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement between the Trust and CIGNA Investments, CIGNA Investments manages the investment and reinvestment of the assets of the Funds.

Subject to the control and periodic review of the Board of Trustees of the Trust, CIGNA Investments (CIGNA International Investments in the case of The International Stock Fund) determines what investments shall be purchased, held, sold or exchanged for the account of the Funds, and what portion, if any, of the assets of the Funds shall be held in cash and other temporary investments. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by CIGNA Investments including compensation and expenses of Trustees who are not Directors, officers or employees of CIGNA Investments or any other affiliates of CIGNA Corporation; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; and expenses of meetings of the shareholders and Trustees.

CIGNA Investments, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and each of Funds. The Trust and other registered investment companies advised by CIGNA Investments have agreed to reimburse CIGNA Investments for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. CIGNA Investments has estimated that in 1998 the total expenses of the Office of the Treasurer will not exceed $392,000 and the expenses of the Office of the Secretary are not expected to exceed $118,000. The portion of these expenses allocated to each Fund for calendar year 1998 are not expected to exceed the following amounts:

                                      Office of         Office of
                                      the Treasurer     the Secretary
                                      -------------     -------------
S&P 500                                 $ 54,780          $ 16,490
  Index Fund

Money Market Fund                       $ 17,567          $  5,288

In 1997 the costs incurred by the Trust for the Office of the Treasurer and the Office of the Secretary were $53,477 and $20,114, respectively.

The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by CIGNA Investments and any sub-adviser, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Money Market Fund - 0.35% and S&P 500 Index Fund - 0.25%.

Trust-wide expenses not identifiable to any particular Fund will be allocated among the Funds. CIGNA Investments has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: Money Market Fund - 0.50% and S&P 500 Index Fund - 0.25%.

The S&P 500 Index Fund incurred a management fee payable to CIGNA Investments of $224,054, $172,165 and $213,557 for fiscal years 1997, 1996 and 1995, respectively. The amount payable for 1997 was waived and CIGNA Investments reimbursed the Fund an additional $46,603 due to the then applicable expense limitation. The amount payable for 1996 was reduced to $146,301 due to the then applicable expense limitation. The Money Market Fund incurred a management fee payable to CII of $33,579 and $14,474 for fiscal years 1997 and 1996. These amounts were waived and CIGNA Investments reimbursed the Fund an additional $25,787 and $30,209 for 1997 and 1996, respectively, due to the then applicable expense limitation.

The Master Investment Advisory Agreement provides that it will continue from year to year as to a Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund, or (b) by CIGNA Investments upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and
(ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

The Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA." The Trust and the Fund would be obliged to change their names to eliminate the word "CIGNA" (to the extent they could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

Price Waterhouse LLP acts as independent accountants for the Trust. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP representatives annually perform an audit of the financial statements of the Funds and provide accounting advice and services throughout the year. Price Waterhouse LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. Price Waterhouse LLP also provides certain tax advice to the Trust.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION
-------------------------------------------

It is anticipated that each Fund's annual portfolio turnover will not exceed 100%. With respect to the Money Market Fund, purchases and sales of portfolio securities are generally transacted with the issuer or a primary market maker of these securities on a net basis, without any brokerage commission being paid by the Funds for such purchases. Purchases from dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases and sales for the other Funds generally involve a broker.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up as well as a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is the policy of CIGNA Investments on behalf of its clients, including the Funds, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services received, consistent with obtaining best execution.

In seeking best execution, CIGNA Investments selects broker/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The officers of CIGNA Investments determine, generally without limitation, the broker/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The officers of CIGNA Investments may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage or research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or CIGNA Investments' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by CIGNA Investments or accounts advised by other investment advisers which are related persons of CIGNA Investments.

If two or more broker/dealers are considered able to offer the same favorable price with the equivalent likelihood of best execution, the officers of CIGNA Investments may prefer the broker/dealer who has furnished research services. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts.

Research services are used in advising all accounts, including accounts advised by related persons of CIGNA Investments, and not all such services are necessarily used by CIGNA Investments in connection with the specific account that paid commissions to the broker/dealer providing such services.

The overall reasonableness of brokerage commissions paid is evaluated continually. Such evaluation includes review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

In addition, CIGNA Investments may, if permitted by applicable law, pay for products or services other than brokerage and research services with brokerage commissions as interpreted in SEC Release 34-23170 dated April 23, 1986. Pursuant to that release, products and services which provide lawful and appropriate assistance to CIGNA Investments's investment decision-making process may be paid for with brokerage commissions to the extent such products and services are used in that process.

Where the research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, CIGNA Investments allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintain records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid from the Fund. The Fund does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures, except in new issue fixed price underwritings.

The Trust does not presently allocate brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers based on their sales of shares of the Funds. Except as noted, the Trust does not utilize an affiliated broker in effecting portfolio transactions and does not recapture commissions paid in such transactions. Brokerage commissions paid by the S&P 500 Index Fund for 1997, 1996, and 1995 totaled $4,338, $4,940 and
$4,667, respectively, substantially all of which were paid to firms which provided research services to CIGNA Investments.

As of December 31, 1997, Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that it held 6,263,994 shares or 8.66% of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends these shares and any proceeds from the sale of these shares. Sanford Bernstein also reported sole voting power as to 3,368,544, shared voting power as to 749,963, and sole dispositive power as to all of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1997 it held 4,276,700 shares, or 5.91% of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares and any proceeds from the sale of these shares. Wellington also reported sole voting power as to none, shared voting power as to 323,700, and shared dispositive power as to all of these shares. Swiss Bank Corporation ("Swiss Bank"), Aeschenplatz 6 CH-4002, Basel, Switzerland, reported on a joint basis with its subsidiaries, SBC Holding (USA), Inc. ("SBC"), Brinson Partners, Inc. and Brinson Holdings, Inc. that as of December 31, 1997, Swiss Bank and SBC had shared voting and dispositive power over 3,868,333 shares, or 5.35% of the outstanding common stock of CIGNA. Brinson Partners, Inc. and Brinson Holdings, Inc. reported shared voting and dispositive power over 3,859,472 shares.

PERFORMANCE INFORMATION
-----------------------

Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements if accompanied by performance of your Life Company's separate account. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

    Advertising Age              Financial Times          Kiplinger
    Barron's                     Financial Weekly         Money
    Barron's/Nelson's            Financial World          Mutual Fund Forecaster
    Best's Review                Forbes                   Nation's Business
    Broker World                 Fortune                  New York Times
    Business Week                Global Investor          Pensions World
    Changing Times               Hartford Courant         Pensions & Investments
    Christian Science Monitor    Institutional Investor   Personal Investor
    Consumer Reports             Insurance Forum          Philadelphia Inquirer
    Economist                    Insurance Weekly         The Times (London)
    Equity International         International Business   USA Today
    FACS of the Week             Week                     U.S. News & World Report
    Far Eastern                  Investing                Wall Street Journal
      Economic Review            Investor's Chronicle     Washington Post
    Financial Adviser            Investor's Daily         CNN
    Financial Planning           Journal of the American  CNBC
    Financial Product News       Society of CLu & ChFC    PBS
    Financial Services Week

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

    Lipper Analytical Services            Stanger Report
    CDA Investment Technologies, Inc.     Weisenberger
    Frank Russell Co.                     Micropal, Ltd.
    InterSec Research

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Yield and Total Return Quotations
---------------------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:


          P(1+T)/n/=ERV

Where P   = A hypothetical initial payment of $1,000.
      T   = average annual total return.
      n   = number of years.
      ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

          P(1+V)=ERV

Where P   = A hypothetical initial payment of $1,000.
      V   = cumulative total return.

      ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

The average annual total returns for the S&P 500 Index Fund and the Money Market Fund for the one, five and ten year periods (or since inception, if shorter) ended December 31, 1997 were as follows:

                       Periods ended December 31, 1997
                       1 Year     5 Years     10 Years
                      ---------  ----------  -----------
S&P 500 Index Fund       33.35%      18.29%       16.27%
Money Market Fund         5.19%         N/A          N/A

Yield Quotations
----------------

The standard formula for calculating yield for each Fund except Money Market Fund, as described in the prospectus, is as follows:

     YIELD = 2[((a-b)/(c x d) + 1)/6/-1]

Where a  =   dividends and interest earned during a stated 30 day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

      b  =   expense accrued during period (net of reimbursement).
      c  =   the average daily number of shares outstanding during the period.
      d  =   the maximum offering price per share on the last day of the period.

The standard formula for calculating annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

     Y = V/1/ - V/o/ x 365
         -----------   ---
              V/o/      7

Where Y    = annualized yield.
      V/o/ = the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a stated seven-day period.
      V/1/ = the value of such an account at the end of the stated period.

The annualized yield for the Money Market Fund for the 7 days ended December 31, 1997 was 5.27%.

The standard formula for calculating effective annualized yield for the Money Market Fund, as described in the prospectus, is as follows:

         EY = [(Y+1)/365/7/] -1

Where EY   =  effective annualized yield.
      Y    =  annualized yield, as determined above.

The effective annualized yield for the Money Market Fund for the 7 days ended December 31, 1997 was 5.41%.

For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical CIGNA Variable Products Money Market Fund account reflects the value of additional shares purchased with dividends from the original share and any such additional shares, and all fees charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------

The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities. Additional information concerning purchase and redemption of securities may be found in the current prospectus for the Funds.

The Money Market Fund.
---------------------

The investments of The Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of CIGNA Variable Products Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as it uses this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of one year or less (except as otherwise noted under "Variable and Floating Note Instruments" under "Description of Money Market Instruments" in this Statement of Additional Information) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

All Other Funds
---------------

Information describing the valuation of securities held in these Funds is found in the prospectus under "Computation of Net Asset Value."

DIVIDENDS
---------
Information concerning dividends is found in the current prospectus for the Funds.

LIMITATION ON TRANSFERS
-----------------------

Whenever the Trust or its duly appointed transfer agent is requested to transfer Fund shares to other than an Eligible Purchaser, the Trust has the right at its election to purchase such shares at their net asset value next effective following the time at which the request for transfer is presented; provided, however, that the Trust must notify the transferee or transferee of such shares in writing of its election to purchase such shares within seven (7) days following the date of such request and settlement for such shares shall be made within such seven-day period.

RATINGS OF SECURITIES
---------------------

Description of Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS--Standard & Poor's commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to

"D" for the lowest. Issues assigned an "A" rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

The two highest categories, A-1 and A-2, are described as follows:

 "A-1" This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

 "A-2" Capacity for timely payment on issues with this designation is strong.
       However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. The two highest designations are as follows:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    . Leading market positions in well-established industries.

    . High rates of return on funds employed.

    . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and    high
      internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BOND RATINGS--S&P describes its ratings for corporate bonds as follows:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its ratings for corporate bonds as follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL BOND RATINGS--The four highest ratings of Moody's for Municipal Bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. The Aaa- and Aa-rated municipal bonds comprise what are generally known as "high-grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium-grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

The four highest ratings of Standard & Poor's for municipal bonds are AAA (Prime), AA (High Grade), A (Good Grade) and BBB (Medium Grade). Municipal bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The category of A describes "the third strongest capacity for payment-of-debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because with respect to general obligation bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment-grade" security rating by Standard & Poor's. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair.

Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                            REGISTRATION STATEMENT
                                      ON
                                   FORM N-1A

                          PART C:  OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(a) Financial Statements:

    PART A:

    None

    PART B:

    The following Financial Statements of CIGNA Variable Products S&P 500 Index Fund and CIGNA Variable Products Money Market Fund are incorporated by reference into Part B from the Annual Report to Shareholders of CIGNA Variable Products S&P 500 Index Fund dated December 31, 1997 and filed electronically with the Securities and Exchange Commission on March 6, 1998 and the Annual Report to Shareholders of CIGNA Variable Products Money Market Fund dated December 31, 1997 and filed electronically with the Securities and Exchange Commission on Form N-30D on March 6, 1998:

    For CIGNA Variable Products S&P 500 Index Fund:
        Investments in Securities, December 31, 1997
        Statement of Assets and Liabilities, December 31, 1997
        Statement of Operations, Year Ended December 31, 1997
        Statement of Changes in Net Assets, Years Ended December 31, 1997
           and 1996
        Notes to Financial Statements
        Report of Independent Accountants

    For CIGNA Variable Products Money Market Fund:
        Investments in Securities, December 31, 1997
        Statement of Assets and Liabilities, December 31, 1997 Statement of Operations, Year Ended December 31, 1997 Statement of Changes in Net Assets, For the Year Ended December 31, 1997 and for the period March 1, 1996
           (Commencement of Operations) to December 31, 1996 Notes to Financial Statements
        Report of Independent Accountants


(b) Exhibits:

    (1) The First Amended and Restated Master Trust Agreement of Registrant dated as of March 1, 1996, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

    (1a) Amendment No. 1 to the First Amended and Restated Master Trust Agreement of Registrant dated October 28, 1996, incorporated by reference to Registrant's Registration Statement filed electronically January 28, 1997 .

    (1b) Amendment No. 2 to the First Amended and Restated Master Trust Agreement of Registrant dated as of January 16, 1997, incorporated by reference to Registrant's Registration Statement filed electronically January 28, 1997.

*   (2)  The Amended And Restated By-Laws of Registrant dated April 29, 1997.


    (3)  None.

    (4) Relative to the rights of shareholders, Article IV and Article V of Registrant's First Amended and Restated Master Trust Agreement dated as of March 1, 1996, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

* (4a) Relative to the rights of shareholders, the Participation Agreement among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company dated as of December 1, 1997, as hereinafter incorporated by reference in Exhibit (9e).

* (4b) Relative to the rights of shareholders, the Participation Agreement among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and CIGNA Life Insurance Company dated as of December 1, 1997, as hereinafter incorporated by reference in Exhibit (9f).

* (5) The Master Investment Advisory Agreement dated as of April 26, 1988 between CIGNA Variable Products Group and CIGNA Investments, Inc.

    (5a) The Side Letter to the Master Investment Advisory Agreement dated as of November 9, 1995 between CIGNA Variable Products Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

    (5b) The Side Letter to the Master Investment Advisory Agreement dated April 30, 1996 between CIGNA Variable Products Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement filed electronically January 28, 1997.

    (5c) The Side Letter to the Master Investment Advisory Agreement dated February 25, 1997 between CIGNA Variable Products Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

    (5d) The Sub-Advisory Agreement dated as of October 24, 1995 between CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. with respect to CIGNA Variable Products International Stock Fund, a series of shares of Registrant, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement filed electronically April 29, 1996.

    (6)  None.

    (7)  None.

* (8) The Custodian Contract dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company.

    (8a) The Side Letter to the Custodian Contract dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

    (8b) The Side Letter to the Custodian Contract dated as of February 25, 1997 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

* (9) The Transfer Agency and Service Agreement dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company.

    (9a) The Side Letter to the Transfer Agency and Service Agreement dated as of February 15, 1996 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement filed electronically March 7, 1996.

    (9b) The Side Letter to the Transfer Agency and Service Agreement dated as of February 25, 1997 between CIGNA Variable Products Group and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

    (9c) The Agreement For Use Of The Term "CIGNA" dated February 4, 1988 between CIGNA Variable Products Group and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed electronically April 10, 1997.

    (9d) Form of Trustees' Deferred Fee Agreement, incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement filed electronically October 16, 1995.

* (9e) The Participation Agreement dated as of December 1, 1997 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company.

* (9f) The Participation Agreement dated as of December 1, 1997 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and CIGNA Life Insurance Company.

*   (10) Consent of Counsel.

*   (11) Consent of Price Waterhouse LLP.

    (12) None.

    (13) None.

    (14) None.

    (15) None.

    (16) None.

*   (17) Financial Data Schedule.

    (18) None.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
-----------------------------------------------------------------------

As of the date hereof, no person is directly or indirectly controlled by or under common control with CIGNA Variable Products Group.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.
-----------------------------------------

As of April 1, 1998:

                       (1)

    Title of Class:  Shares of Beneficial Interest

                       (2)

Name of Series                                      Number of RecordHolders
--------------                                      -----------------------

High Yield Fund                                               -0-
Income Fund                                                   -0-
International Stock Fund                                      -0-
Money Market Fund                                             -1-
S&P 500 Index Fund                                            -1-
Intermediate Bond Index Fund                                  -0-
Long-Term Bond Index Fund                                     -0-
Utility Index Fund                                            -0-
REIT Index Fund                                               -0-
Small Cap Index Fund                                          -0-
International Index Fund                                      -0-
Emerging Markets Index Fund                                   -0-



------------------------
*Filed Herewith.

ITEM 27. INDEMNIFICATION.
-------------------------

The First Amended and Restated Master Trust Agreement, dated as of March 1, 1996, as amended (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.

CIGNA Investments, Inc., Registrant and other investment companies managed by CIGNA Investments, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd.

In addition, Registrant and other investment companies managed by CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a Lloyd's Insurance Company Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
--------------------------------------------------------------

As of the date hereof, CIGNA Investments, Inc. ("CII") serves as investment adviser to CIGNA Funds Group, CIGNA Institutional Funds Group and to CIGNA Variable Products Group and their series of shares, and to CIGNA High Income Shares (CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA High Income Shares and CIGNA Variable Products Group known collectively as the "Trusts") and to INA Investment Securities, Inc. ("IIS"), all of which

(except for IIS and CIGNA High Income Shares) are open-end investment companies, and to certain other companies, most of which are affiliated with CIGNA Corporation. For a description of the business of CII, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal business address of each of the foregoing companies is as follows:

     CII - 900 Cottage Grove Road, Bloomfield, Connecticut  06002

     The Trusts and each of their series of shares - 950 Winter Street, Suite 1200, Waltham, Massachusetts 02154

     IIS - Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192


Substantial business and other connections of the Directors and officers of CII during the past two fiscal years are listed below:

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

Harold W. Albert                   Director and Counsel, CII; Director, CIGNA
                                   International Investment Advisors, Ltd.**;
                                   Chief Counsel, CIGNA Investment Management, a division of CIGNA Corporation*; Counsel,
                                   CIGNA Investment Advisory Company, Inc.*;
                                   Director, Senior Vice President and Chief
                                   Counsel, CIGNA Investment Group, Inc.*;
                                   Director, Global Portfolio Strategies, Inc.*

Robert W. Burgess                  Director and Senior Vice President, CII;
                                   Director, CIGNA International Investment
                                   Advisors, Ltd.**; Chief Financial Officer,
                                   CIGNA Investment Management, a division of CIGNA Corporation*; Director and Senior Vice
                                   President, CIGNA Investment Group, Inc.*;
                                   Director, CIGNA Financial Futures, Inc.* and
                                   Global Portfolio Strategies, Inc.*

Thomas C. Jones                    President and Chief Investment Officer, CIGNA
                                   Investment Management, a division of CIGNA
                                   Corporation*; President and Director, CII and
                                   CIGNA Investment Group, Inc.*; President,
                                   CIGNA Investment Advisory Company, Inc.*;
                                   Director, CIGNA International Investment
                                   Advisors, Ltd.**, CIGNA Financial Futures,
                                   Inc.* and Global Portfolio Strategies, Inc.*;
                                   Trustee, the Trusts; Director, IIS.

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

R. Bruce Albro                     Senior Managing Director, CII; Director and
                                   Senior Managing Director, CIGNA Investment
                                   Advisory Company, Inc.*; Director, Global
                                   Portfolio Strategies, Inc.*; Chairman of the
                                   Board, President and Trustee, the Trusts;
                                   Chairman of the Board, President and
                                   Director, IIS.

Mary Louise Casey                  Senior Managing Director, CII and CIGNA
                                   Investment Advisory Company, Inc.*

Richard H. Forde                   Senior Managing Director, CII and CIGNA
                                   Investment Advisory Company, Inc.*;
                                   President, Senior Managing Director and
                                   Director, CIGNA International Investment
                                   Advisors, Ltd.**; Vice President, CIGNA
                                   Institutional Funds Group.

Malcolm S. Smith                   Senior Managing Director, CII; Director and
                                   Senior Managing Director, CIGNA Investment
                                   Advisory Company, Inc.*

Philip J. Ward                     Senior Managing Director, CII; Director and
                                   Senior Managing Director, CIGNA Investment
                                   Advisory Company, Inc.*

J. Robert Andrews                  Managing Director, CII.

Kevin D. Barry                     Managing Director, CII.

Julia B. Bazenas                   Managing Director, CII.

Marguerite A. Boslaugh             Managing Director, CII.

Susan B. Bosworth                  Managing Director, CII.

Thomas J. Bowen                    Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

William C. Carlson                 Managing Director, CII; previously Vice
                                   President, CII.

Antonio M. Caxide                  Managing Director, CII and CIIA**; previously
                                   Vice President, CII and CIIA.**

Richard H. Chase                   Managing Director, CII.

Rosemary C. Clarke                 Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

Rosemary S. Cleaves                Managing Director, CII; President and
                                   Director, Global Portfolio Strategies, Inc.*;
                                   previously Vice President, CII.

Dorothy Cunningham                 Managing Director, CII; previously Vice
                                   President, CII.

Robert F. DeLucia                  Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*; Director, Global
                                   Portfolio Strategies, Inc.*

Mark V. DePucchio                  Managing Director, CII; previously Vice
                                   President, CII.

Michael Q. Doyle                   Managing Director, CII; previously Vice
                                   President, CII.

Lawrence A. Drake                  Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Denise T. Duffee                   Managing Director, CII.

John G. Eisele                     Managing Director, CII.

Robert Fair                        Managing Director, CII.

John P. Feeney                     Managing Director, CII.

Thomas R. Foley                    Managing Director, CII; previously Vice
                                   President, CII.

Keith A. Gollenberg                Managing Director, CII; previously Vice
                                   President, CII.

Maurice A. Gordon                  Managing Director, CII; previously Vice
                                   President, CII.

William J. Grady                   Managing Director, CII.

Debra J. Height                    Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*; previously Vice
                                   President, CII and CIGNA Investment Advisory
                                   Company, Inc.*

David R. Johnson                   Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Richard H. Kupchunos               Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

James R. Kuzemchak                 Managing Director, CII.

Edward Lewis                       Managing Director, CII.

Timothy J. Lord                    Managing Director, CII; Vice President, CIGNA
                                   Financial Futures, Inc.*

Richard B. McGauley                Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Bret E. Meck                       Managing Director, CII.

Stephen J. Olstein                 Managing Director, CII.

Stephen A. Osborn                  Managing Director, CII.

Alan C. Petersen                   Managing Director, CII; Vice President, CIGNA
                                   High Income Shares.

Anthony J. Pierson                 Managing Director, CII.

Leon Pouncy                        Managing Director, CII.

Donald F. Rieger, Jr.              Managing Director, CII.

Peter F. Roby                      Managing Director, CII; previously Vice
                                   President, CII.

Frank Sataline, Jr.                Managing Director, CII; previously Vice
                                   President, CII.

James G. Schelling                 Managing Director, CII.

John A. Shaw                       Managing Director, CII; previously Vice
                                   President, CII.

Thomas M. Smith                    Managing Director, CII.

Joseph W. Springman                Managing Director, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Susan S. Sullivan                  Managing Director, CII.

William A. Taylor                  Managing Director, CII.

George Varga                       Managing Director, CII.

Victor J. Visockis, Jr.            Managing Director, CII; previously Vice
                                   President, CII.

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

Deborah B. Wiacek                  Managing Director, CII; previously Vice
                                   President, CII.

Stephen H. Wilson                  Managing Director, CII.

Victor E. Saliterman               Senior Vice President, CII.

James A. White                     Senior Vice President, CII and CIGNA
                                   Investment Advisory Company, Inc.*

Jean M. Anderson                   Vice President, CII.

Thomas P. Au                       Vice President, CII.

Timothy C. Burns                   Vice President, CII and Global Portfolio
                                   Strategies, Inc.*

John D. Carey                      Vice President, CII.

David M. Cass                      Vice President, CII.

R. Thomas Clemmenson               Vice President, CII.

Maryanne P. DePreaux               Vice President, CII.

Eric C. DiMiceli                   Vice President, CII.

Kim L. DiPietro                    Vice President, CII.

Celia R. Dondes                    Vice President, CII.

Ronald J. Dupont                   Vice President, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Mark W. Everette                   Vice President, CII.

Daniel E. Feder                    Vice President, CII.

Richard L. Fletcher                Vice President, CII.

Jonathan S. Frankel                Vice President, CII.

Ivy B. Freedman                    Vice President, CII.

Susan M. Grayson                   Vice President, CII and Global Portfolio
                                   Strategies, Inc.*; previously Director,
                                   Global Portfolio Strategies, Inc.*

Dennis P. Hannigan                 Vice President, CII.

Amy F. Hatfield                    Vice President, CII.

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

John Hurley                        Vice President, CII.

Chuel D. Hwang                     Vice President, CII.

William H. Jefferis                Vice president, CII.

Edward B. Johns                    Vice President, CII.

Thomas W. Johnson                  Vice President, CII.

Thomas J. Keene                    Vice President, CII.

Joseph R. Kennedy                  Vice President, CII.

Peter K. Kofoed                    Vice President, CII.

Mark S. Korinek                    Vice President, CII.

James R. Lagasse                   Vice President, CII.

Mary S. Law                        Vice President, CII.

Margaret Y. Leong                  Vice President, CII.

Paul T. Martin                     Vice President, CII.

Daniel McDonough                   Vice President, CII, CIGNA International
                                   Investment Advisors, Ltd.** and Global
                                   Portfolio Strategies, Inc.*

Dean M. Molinaro                   Vice President, CII

Linda L. Morel                     Vice President, CII.

Alpha O. Nicholson, III            Vice President, CII; Senior Counsel, CIGNA
                                   companies*.

Ann Marie O'Rourke                 Vice President, CII.

Pamela S. Peck                     Vice President, CII.

Elisabeth A. Perenick              Vice President, CII.

Scott S. Piccone                   Vice President, CII.

Elisabeth Piker                    Vice President, CII.

Thomas J. Podgorski                Vice President, CII.

Suresh Raghaven                    Vice President, CII.

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

Michael J. Riccio                  Vice President, CII.

Timothy F. Roberts                 Vice President and Compliance Officer, CII;
                                   Vice President, International Finance/Global
                                   Compliance, CIGNA Investment Management, a division of CIGNA Corporation*; Vice
                                   President - Finance and Compliance Officer,
                                   CIGNA International Investment Advisors,
                                   Ltd.**; Compliance Officer, CIGNA Investment
                                   Advisory Company, Inc.*

Alexander Rybchinsky               Vice President, CII.

Annette Sanderson                  Vice President, CII.

John R. Schumann                   Vice President, CII.

Thomas P. Shea, III                Vice President, CII.

Philip Spak                        Vice President, CII.

Marie E. Swartzwelder              Vice President, CII and Global Portfolio
                                   Strategies, Inc.*; previously Vice President,
                                   Global Portfolio Strategies, Inc.*

Carlton C. Taylor                  Vice President, CII.

Patrick H. Thompson                Vice President, CII.

Ruth D. VanWinkle                  Vice President, CII and CIGNA Investment
                                   Advisory Company, Inc.*

Henry C. Wagner, III               Vice President, CII and CIGNA Investment
                                   Advisory Company, Inc.*; President, CIGNA
                                   Financial Futures, Inc.*

Michael J. Walker                  Vice President, CII.

Carey A. White                     Vice President, CII.

William S. Woodsome                Vice President, CII.

Alfred A. Bingham III              Assistant Vice President, CII; Vice President
                                   and Treasurer, the Trusts and IIS.

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

David C. Kopp                      Secretary, CII, CIGNA Investment Advisory
                                   Company, Inc.*, CIGNA International
                                   Investment Advisors, Ltd.**, CIGNA Investment
                                   Group, Inc.*, Global Portfolio Strategies,
                                   Inc.* and CIGNA Financial Services, Inc.*;
                                   Assistant Corporate Secretary, CIGNA
                                   Corporation*; Corporate Secretary,
                                   Connecticut General Life Insurance Company*;
                                   Assistant General Counsel, CIGNA companies*.


CIGNA International Investment Advisors, Ltd. ("CIIA") serves as sub-adviser to CIGNA Variable Products International Stock Fund, a series of shares of Registrant. CIIA is an indirect, wholly-owned subsidiary of CIGNA Corporation and an affiliate of CII. The principal address of CIIA is Park House, 16 Finsbury Circus, London EC2M 7AX, England.

Substantial business and other connections of the Directors and officers of CIIA during the past two fiscal years are listed below:


Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

Harold W. Albert                   Director, CIIA; Director and Counsel, CII*;
                                   Chief Counsel, CIGNA Investment Management, a division of CIGNA Corporation*; Counsel,
                                   CIGNA Investment Advisory Company, Inc.*;
                                   Director, Senior Vice President and Chief
                                   Counsel, CIGNA Investment Group, Inc.*;
                                   Director, Global Portfolio Strategies, Inc.*

Robert W. Burgess                  Director, CIIA; Director and Senior Vice
                                   President, CII*; Chief Financial Officer,
                                   CIGNA Investment Management, a division of CIGNA Corporation*; Director and Senior Vice
                                   President, CIGNA Investment Group, Inc.*;
                                   Director, Global Portfolio Strategies, Inc.*

Richard H. Forde                   Director, President and Senior Managing
                                   Director, CIIA; Senior Managing Director,
                                   CII* and CIGNA Investment Advisory Company,
                                   Inc.*; Vice President, CIGNA Institutional
                                   Funds Group.

Names of Officers and Directors         Positions with the Adviser and
   of the Investment Adviser         Other Substantial Business Connections
-------------------------------    -------------------------------------------

Thomas C. Jones                    Director, CIIA and Global Portfolio
                                   Strategies, Inc.*; President and Chief
                                   Investment Officer, CIGNA Investment
                                   Management, a division of CIGNA Corporation*;
                                   President and Director, CII and CIGNA
                                   Investment Group, Inc.*; President, CIGNA
                                   Investment Advisory Company, Inc.*; Trustee, the Trusts; Director, IIS.

John Townley                       Director, Member Board of Directors and
                                   Division Head - International Systems, CIIA;
                                   previously Administrative Head-London Office,
                                   CIIA; Resident Director, CIIA.

Antonio M. Caxide                  Managing Director, CIIA and CII*; previously
                                   Vice President, CIIA and CII.*

Matthew P. Hutchinson              Vice President, CIIA.

Daniel McDonough                   Vice President, CIIA and CII.*

Lee C. Mickelburough               Vice President, CIIA.

Timothy F. Roberts                 Vice President - Finance and Chief Compliance
                                   Officer, CIIA; Vice President, International
                                   Finance/Global Compliance, CIGNA Investment
                                   Management, a division of CIGNA Corporation*;
                                   Vice President and Compliance Officer, CII*;
                                   Compliance Officer, CIGNA Investment Advisory
                                   Company, Inc.*

Flora Kong                         Financial Controller and Compliance Officer,
                                   CIIA.

Joel W. Messing                    Counsel, CIIA; Assistant General Counsel,
                                   CIGNA companies*.

David C. Kopp                      Secretary, CIIA, CII*, CIGNA Investment
                                   Advisory Company, Inc.*, CIGNA Investment
                                   Group, Inc.*, Global Portfolio Strategies,
                                   Inc.* and CIGNA Financial Services, Inc.*;
                                   Assistant Corporate Secretary, CIGNA
                                   Corporation*; Corporate Secretary,
                                   Connecticut General Life Insurance Company*;
                                   Assistant General Counsel, CIGNA companies*.


_____________
* Filed Herewith.

ITEM 29. PRINCIPAL UNDERWRITERS.
--------------------------------

Registrant has no principal underwriter. CIGNA Financial Services, Inc., an indirect, wholly-owned subsidiary of CIGNA Corporation, is the distributor of variable annuity and variable life insurance contracts, the assets of which are invested in part in Money Market Fund and S&P 500 Index Fund.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
------------------------------------------

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.


ITEM 31. MANAGEMENT SERVICES.
-----------------------------

Not Applicable


ITEM 32. UNDERTAKINGS.
----------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.


________________________
  * 900 Cottage Grove Road, Bloomfield, CT
 ** Park House, 16 Finsbury Circus, London, England

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, CIGNA Variable Products Group, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Bloomfield, and State of Connecticut on the 28th day of April, 1998.

                                        CIGNA VARIABLE PRODUCTS GROUP

                                        R. Bruce Albro
                                        Chairman of the Board of Trustees
                                          and President


                                        By:  /s/ Jeffrey S. Winer
                                            -----------------------------
                                            Jeffrey S. Winer
                                            Attorney-in-Fact

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                             Title                    Date
    ---------                             -----                    ----

R. Bruce Albro                        Chairman of              April 28, 1998.
                                      the Board of
                                      Trustees and
                                      President (principal
                                      executive officer)
By: /s/  Jeffrey S. Winer
    -----------------------------
    Jeffrey S. Winer
    Attorney-in-Fact


    /s/  Alfred A. Bingham III
    -----------------------------
    Alfred A. Bingham III             Treasurer                April 28, 1998.
                                      (principal
                                      financial officer
                                      and principal
                                      accounting officer)

    This Amendment No. 16 to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.

    R. Bruce Albro                    Thomas C. Jones
    Hugh R. Beath                     Paul J. McDonald
    Russell H. Jones


By: /s/  Jeffrey S. Winer                                      April 28, 1998.
    -----------------------------
    Jeffrey S. Winer

                       SECURITIES ACT FILE NO. 33-20333
                   INVESTMENT COMPANY ACT FILE NO. 811-5480

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A



                                                                   -----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
                                                                   -----
   Pre-Effective Amendment No.                                     _____
   Post-Effective Amendment No. 16                                   X
                                                                   -----

                                      and
                                                                   -----
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
                                                                   -----
   Amendment No. 16                                                  X
                                                                   -----



                         CIGNA VARIABLE PRODUCTS GROUP
              (Exact Name of Registrant as Specified in Charter)

               950 Winter Street, Suite 1200, Waltham, MA 02154
                    (Address of Principal Executive Office)



                                   EXHIBITS

                                 EXHIBIT INDEX


(b) Exhibits

 *  (2)  The Amended And Restated By-Laws of Registrant dated April 29, 1997.

 * (5) The Master Investment Advisory Agreement dated as of April 26, 1988 between CIGNA Variable Products Group and CIGNA Investments, Inc.

 * (8) The Custodian Contract dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company.

 * (9) The Transfer Agency and Service Agreement dated as of April 15, 1988 between CIGNA Variable Products Group and State Street Bank and Trust Company.

 * (9e) The Participation Agreement dated as of December 1, 1997 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and Connecticut General Life Insurance Company.

 * (9f) The Participation Agreement dated as of December 1, 1997 among CIGNA Variable Products Group, CIGNA Financial Services, Inc. and CIGNA Life Insurance Company.

 *  (10) Consent of Counsel.

 *  (11) Consent of Price Waterhouse LLP.

 *  (17) Financial Data Schedule.

 *  (24) Power of Attorney




----------------------------
 *Filed Herewith.